UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2006
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

101 Prospect Avenue, N.W. Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 26, 2006, The Sherwin-Williams Company (“Sherwin-Williams”) filed an amendment (the “Amendment”) to its Amended and Restated Articles of Incorporation. Pursuant to the Amendment, the series of Serial Preferred Stock designated “Convertible Participating Serial Preferred Stock” was cancelled. No shares of Convertible Participating Serial Preferred Stock were outstanding on that date. In addition, a new series of Serial Preferred Stock designated as “ESOP Serial Preferred Stock” was established having the terms set forth in Division A-2 of the Amendment.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

3	Amendment to Amended and Restated Articles of Incorporation of Sherwin-Williams, dated July 26, 2006 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
July 31, 2006	By:	/s/ L.E. Stellato
L.E. Stellato
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3	Amendment to Amended and Restated Articles of Incorporation of Sherwin-Williams, dated July 26, 2006 (filed herewith).

3